Exhibit 10.21

FIRST AMENDMENT
TO SENIOR SECURED REVOLVING CREDIT AGREEMENT

THIS FIRST AMENDMENT TO SENIOR SECURED REVOLVING CREDIT AGREEMENT (this “Amendment”), dated as of November 13, 2024 and made effective as of September 27, 2024 (the “First Amendment Effective Date”), is entered into among BAIN CAPITAL PRIVATE CREDIT, a Delaware statutory trust (the “Borrower”), the LENDERS party hereto and SUMITOMO MITSUI BANKING CORPORATION (“SMBC”), as Administrative Agent (in such capacity, the “Administrative Agent”).

W I T N E S S E T H:

WHEREAS, the Borrower, the Lenders and Issuing Banks party thereto and the Administrative Agent, are parties to the Senior Secured Revolving Credit Agreement, dated as of December 29, 2023 (the “Existing Credit Agreement”, and as amended by this Amendment and as the same may be further amended, supplemented, amended and restated or otherwise modified from time to time, the “Credit Agreement”);

WHEREAS, the Borrower has requested that the Lenders and the Administrative Agent agree to amend the Existing Credit Agreement, and the Lenders party hereto and the Administrative Agent are willing, on the terms and subject to the conditions hereinafter set forth, to agree to the amendment set forth below and the other terms hereof; and

NOW, THEREFORE, the parties hereto hereby covenant and agree as follows:

ARTICLE I

DEFINITIONS
SECTION 1.1.
Certain Definitions. The following terms when used in this Amendment shall have the following meanings (such meanings to be equally applicable to the singular and plural forms thereof):

“Administrative Agent” is defined in the preamble.

“Amendment” is defined in the preamble.

“Borrower” is defined in the preamble.

“Credit Agreement” is defined in the first recital.

“Existing Credit Agreement” is defined in the first recital.

“First Amendment Effective Date” is defined in the preamble.

SECTION 1.2.
Other Definitions. Capitalized terms for which meanings are provided in the Existing Credit Agreement are, unless otherwise defined herein or the context otherwise requires, used in this Amendment with such meanings.
ARTICLE II

AMENDMENT TO Existing CREDIT AGREEMENT

SECTION 2.1.
Subject to the satisfaction of the conditions set forth in Section 3.1, the Existing Credit Agreement is hereby amended by amending and restating in its entirety the definition of “Applicable Margin” in Section 1.01 to read as follows:

“Applicable Margin” means (a) if the Borrowing Base (as of the most recently delivered Borrowing Base Certificate) is (a) less than 1.6 times the Combined Debt Amount, the Applicable Margin shall be (i) with respect to any ABR Loan, 1.125% per annum; and (ii) with respect to any Term Benchmark Loan or RFR Loan, 2.125% per annum; and (b) equal to or greater than 1.6 times the Combined Debt Amount, the Applicable Margin shall be (i) with respect to any ABR Loan, 1.000% per annum; and (ii) with respect to any Term Benchmark Loan or RFR Loan, 2.000% per annum; provided, however, to the extent the Borrower does not have an investment grade rating from any nationally recognized rating agency on the twenty-one-month anniversary of the Effective Date, the otherwise applicable Applicable Margin shall be increased by 0.125% per annum until such rating is obtained.

ARTICLE III

CONDITIONS TO EFFECTIVENESS
SECTION 3.1.
Effective Date. The effectiveness of this Amendment as of the First Amendment Effective Date is subject to the satisfaction of the following conditions:
(a)
receipt by the Administrative Agent from each party hereto either (i) a counterpart of this Amendment signed on behalf of such party or (ii) written evidence satisfactory to the Administrative Agent (which may include telecopy transmission of a signed signature page to this Amendment) that such party has signed a counterpart of this Amendment; and
(b)
payment to the Administrative Agent, for the benefit of Administrative Agent and each of the Lenders party hereto, as applicable, fees and expenses owing by the Borrower in connection with this Amendment as of the date hereof.
ARTICLE IV

MISCELLANEOUS
SECTION 4.1.
Representations. The Borrower hereby represents and warrants that (i) this Amendment constitutes a legal, valid and binding obligation of it, enforceable against it in accordance with its terms, (ii) no Default has occurred and is continuing on the First Amendment Effective Date or after giving effect to this Amendment and (iii) the representations and warranties made by the Borrower contained in the Credit Agreement and the other Loan Documents are true and correct in all material respects (or, in the case of any portion of the representations and warranties already subject to a materiality qualifier, true and correct in all respects) on and as of the date hereof (or, if any such representation or warranty is expressly stated to have been made as of a specific date, as of such specific date).
SECTION 4.2.
Cross-References. References in this Amendment to any Article or Section are, unless otherwise specified, to such Article or Section of this Amendment.
SECTION 4.3.
Loan Document Pursuant to Existing Credit Agreement. This Amendment is a Loan Document executed pursuant to the Existing Credit Agreement and shall (unless otherwise expressly indicated therein) be construed, administered and applied in accordance with all of the terms and provisions of the Existing Credit Agreement, as amended hereby, including Article IX thereof.
SECTION 4.4.
Successors and Assigns. The provisions of this Amendment shall be binding upon and inure to the benefit of the parties hereto and their respective successors and permitted assigns.
SECTION 4.5.
Counterparts. This Amendment may be executed in counterparts (and by different parties hereto on different counterparts), each of which shall constitute an original, but all of which when taken together shall constitute a single contract. Delivery of an executed counterpart of a signature page of this Amendment by telecopy or electronically (e.g. pdf) shall be effective as delivery of a manually executed counterpart of this Amendment.
SECTION 4.6.
Governing Law. This Amendment shall be governed by and construed in accordance with the laws of the State of New York.
SECTION 4.7.
Full Force and Effect; Limited Amendment. Except as expressly amended hereby, all of the representations, warranties, terms, covenants, conditions and other provisions of the Existing Credit Agreement and the other Loan Documents shall remain unchanged and shall continue to be, and shall remain, in full force and effect in accordance with their respective terms. The amendment set forth herein shall be limited precisely as provided for herein to the provisions expressly amended herein and shall not be deemed to be an amendment to, waiver of, consent to or modification of any other terms or provisions of the Existing Credit Agreement or any other Loan Document or of any transaction or further or future action on the part of the Borrower. Upon and after the execution of this Amendment by each of the parties hereto, each reference in the Credit Agreement to “this Agreement”, “hereunder”, “hereof” or words of like import referring to the Credit Agreement, and each reference in the other Loan Documents to “the Credit Agreement”, “thereunder”, “thereof” or words of like import referring to the Credit Agreement, shall mean and be a reference to the Existing Credit Agreement as modified hereby. This Amendment does not constitute a novation or termination of the Credit Agreement Obligations (as defined in the Guarantee and Security Agreement) under the Existing Credit Agreement, which remain outstanding.
SECTION 4.8.
Reaffirmation. Each of the Borrower, the Administrative Agent and the Lender hereby reaffirms, ratifies and confirms that, after giving effect to this Amendment and the transactions contemplated hereby, the Liens and other security interests granted by it pursuant to, and the terms and conditions of, the Guarantee and Security Agreement remain unaltered and in full force and effect and secure the Secured Obligations as amended hereby.

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IN WITNESS WHEREOF, the parties hereto have executed and delivered this Amendment as of the date first above written.

Borrower: BAIN CAPITAL PRIVATE CREDIT

By:
Name:
Title:

SIGNATURE PAGE TO FIRST AMENDMENT – BAIN

Administrative Agent and Lender: SUMITOMO MITSUI BANKING CORPORATION

By:
Name:
Title:

SIGNATURE PAGE TO FIRST AMENDMENT – BAIN

Consented to and Agreed to by:

SUMITOMO MITSUI BANKING CORPORATION,

as an Issuing Bank

By:
Name:
Title:

SIGNATURE PAGE TO FIRST AMENDMENT – BAIN